UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NantHealth, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3000 RDU Center Drive, Suite 200
Morrisville, North Carolina 27560
(855) 949-6268
To our Stockholders:
I am pleased to invite you to attend the annual meeting of stockholders of NantHealth, Inc., to be held on June 9, 2022, at 1:00 p.m. Eastern time, or at any adjournment, postponement or continuation thereof. The annual meeting will be a completely virtual meeting of stockholders. You are invited to participate and vote during the annual meeting live via webcast so long as you register to attend the annual meeting at www.proxydocs.com/NH by 5:00 p.m. Eastern time on June 8, 2022 (the “Registration Deadline”). Questions will need to be submitted prior to the annual meeting. To submit questions, please visit www.proxydocs.com/NH. You will not be able to attend the annual meeting in person.
Details regarding how to attend the annual meeting live via webcast and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.
Your vote is important. Regardless of whether you plan to attend the annual meeting live via webcast, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.
Thank you for your ongoing support of, and continued interest in, NantHealth, Inc.
Sincerely,
/s/ Patrick Soon-Shiong
Patrick Soon-Shiong, M.D.
Chairman and Chief Executive Officer
Morrisville, North Carolina
April 27, 2022

The date of this proxy statement is April 27, 2022. Our notice of proxy materials accessibility was first sent or given on or about April 29, 2022 to all stockholders as of the Record Date.

NantHealth, Inc.
3000 RDU Center Drive, Suite 200
Morrisville, North Carolina 27560
(855) 949-6268
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	1:00 p.m. Eastern time, on June 9, 2022, or any adjournment, postponement or continuation thereof.
Webcast Address	To participate and vote during the annual meeting, please visit www.proxydocs.com/NH.
Items of Business
•To elect four (4) directors from the nominees named in the accompanying proxy statement to serve until our 2023 annual meeting of stockholders, or until their respective successors are duly elected and qualified or their earlier resignation or removal.

•To approve an amendment to the company’s 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.

•To approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers, as defined in the accompanying proxy statement (“Say-on-Pay”).

•To approve, on an advisory (non-binding) basis, the frequency at which the Say-on-Pay vote at future annual meetings of stockholders will be held.

•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

•To transact other business that may properly come before the annual meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	April 18, 2022 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting.

Meeting Admission
You are invited to attend the annual meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of the Record Date. Prior registration to attend the annual meeting at www.proxydocs.com/NH is required by 5:00 p.m. Eastern time on Wednesday, June 8, 2022. Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxydocs.com/NH.

Voting
Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on June 9, 2022
Our notice of proxy materials accessibility was first sent on or given on or about April 29, 2022 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2021 annual report will be posted on www.proxydocs.com/NH, and will be available from the SEC on its website at www.sec.gov.
By order of the Board of Directors,
/s/ Brandon Villery
Brandon Villery
Senior Vice President, General Counsel and Corporate Secretary
Morrisville, North Carolina
April 27, 2022

The date of this proxy statement is April 27, 2022. Our notice of proxy materials accessibility was first sent or given on or about April 29, 2022 to all stockholders as of the Record Date.

i

ii

NantHealth, Inc.
3000 RDU Center Drive, Suite 200
Morrisville, North Carolina 27560
PROXY STATEMENT
For the 2022 Annual Meeting of Stockholders
to be held at 1:00 p.m. Eastern time on June 9, 2022
The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
Why am I receiving these materials?
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 annual meeting of stockholders of NantHealth, Inc., a Delaware corporation (the "Company"), and any postponements, adjournments or continuations thereof, of the annual meeting. The annual meeting will be held on June 9, 2022 at 1:00 p.m. Eastern time via live Internet webcast.
Stockholders are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. Our notice of proxy materials accessibility was first sent or given on or about April 29, 2022 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2021 annual report are posted on www.proxydocs.com/NH, and are also available from the Securities & Exchange Commission on its website at www.sec.gov.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Dr. Patrick Soon-Shiong, Bob Petrou, and Brandon Villery to serve as proxies for the annual meeting.
What am I voting on?
You are being asked to vote on 5 proposals:
•to elect four (4) directors from the nominees named in this proxy statement to serve until our 2023 annual meeting of stockholders, or until their respective successors are duly elected and qualified or their earlier resignation, death or removal;
•to approve an amendment to the company’s 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares;
•to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers, our “NEOs” as specified below (“Say-on-Pay”);
•to approve, on an advisory (non-binding) basis, the frequency at which the Say-on-Pay vote at future annual meetings of stockholders will be held; and
•to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

What if other matters are properly brought before the annual meeting?
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason a director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.
How does the board of directors recommend that I vote?
Our board of directors recommends that you vote your shares:
•“FOR” the election of each of the four (4) nominees for director named in this proxy statement;
•“FOR” the amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares;
•“FOR” the approval of, on an advisory (non-binding) basis, Say-on-Pay;
•“3 YEARS” for the frequency at which, on an advisory (non-binding) basis, the Say-on-Pay vote at future annual meetings of stockholders will be held; and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
Who may vote at the annual meeting?
Only stockholders of record as of the close of business on April 18, 2022, the “Record Date” for the annual meeting, are entitled to vote at the annual meeting. As of the Record Date, there were 115,550,244 shares of our common stock issued and outstanding, held by 108 holders of record. We do not have cumulative voting rights for the election of directors.
You are invited to attend and vote your shares at the annual meeting live via Internet webcast so long as you register to attend the annual meeting at www.proxydocs.com/NH by 5:00 p.m. Eastern time on Wednesday, June 8, 2022 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the Internet at the annual meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting, and you must pre-register at www.proxydocs.com/NH and use your Control Number and other information as requested. You will follow the instructions in subsequent emails you receive. However, since you are not the stockholder of record, you may not vote your shares live via the Internet at the annual meeting unless you obtain a valid legal proxy from your broker, bank or other nominee. It is your responsibility to reach out to your broker, bank or other nominee for further instructions regarding voting at the annual meeting as a beneficial owner.
How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in one of the following ways:
•You may vote during the annual meeting live via the Internet. If you plan to attend the annual meeting, you may vote by following the instructions posted at www.proxydocs.com/NH. To be admitted to the annual meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.
•You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the annual meeting.
•You may vote by telephone. To vote over the telephone, dial toll-free (866) 829-4985 and follow the recorded instructions. You will be asked to provide the company number and Control Number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week.
•You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/NH to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the Internet at the annual meeting unless you obtain a valid legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the annual meeting by:
•entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);
•returning a later-dated proxy card (which automatically revokes the earlier proxy);
•providing a written notice of revocation to our Corporate Secretary at NantHealth, Inc., 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560, Attention: Corporate Secretary; or

•attending the annual meeting and submitting your vote live via the Internet. Attendance at the annual meeting live via the Internet will not by itself cause your previously granted proxy to be revoked unless you specifically so request.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Dr. Patrick Soon-Shiong, our Chairman and Chief Executive Officer, Bob Petrou, our Chief Financial Officer, and Brandon Villery, our Senior Vice President, General Counsel and Corporate Secretary, have been designated as proxies for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.
How many votes do I have?
On each matter to be voted upon at the annual meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date.
What is the quorum requirement for the annual meeting?
A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of a majority of the voting power of our outstanding common stock entitled to vote at the annual meeting must be present live via the Internet or represented by proxy to hold and transact business at the annual meeting. On the Record Date, there were 115,550,244 shares outstanding and entitled to vote. Thus, the holders of at least 57,775,122 shares must be present live via the Internet or represented by proxy at the annual meeting to have a quorum.
Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present live via the Internet or represented by proxy at the annual meeting and entitled to vote at the annual meeting may adjourn the meeting to another date.
What are broker non-votes?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
What matters are considered “routine” and “non-routine”?
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 5) is considered routine under applicable federal securities rules. The election of directors (Proposal No. 1), the approval of an amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares (Proposal No. 2), the approval of, on an advisory (non-binding) basis, Say-on-Pay (Proposal No. 3), and the frequency at which, on an advisory (non-binding) basis, the Say-on-Pay vote at future annual meetings of stockholders will be held (Proposal No. 4) are considered “non-routine” under applicable federal securities rules.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present live via the Internet or represented by proxy and entitled to vote at the annual meeting (i.e., Proposal Nos. 2-5). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
What is the voting requirement to approve each of the proposals?
Proposal No. 1: Election of Directors. The election of directors requires a plurality of the voting power of shares present live via the Internet or represented by proxy at the annual meeting and entitled to vote on the election of directors. This means that the four (4) director nominees receiving the highest number of “FOR” votes will be elected as directors. You may vote (i) “FOR” each director nominee or (ii) “WITHHOLD” for each director nominee. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will have no impact on the outcome of this proposal but will count towards the quorum requirement for the annual meeting.
Proposal No. 2: Approval of amendment to the 2016 Plan. The affirmative “FOR” vote of a majority the shares of our common stock present live via the internet or represented by proxy at the annual meeting and entitled to vote thereon is required to approve an amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Proposal No. 3: Approval of Say-on-Pay. The affirmative “FOR” vote of a majority of shares of our common stock present live via the Internet or represented by proxy at the annual meeting and entitled to vote thereon is required for the approval, on an advisory (non-binding) basis, of the compensation of our NEOs. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Proposal No. 4: Frequency of Say-on-Pay vote. You may vote for every “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN” on this proposal. The option among 1 year, 2 years, or 3 years that receives the highest number of votes cast at the annual meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

Proposal No. 5: Ratification of Appointment of Ernst & Young LLP. The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present live via the Internet or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.
Dr. Patrick Soon-Shiong, our Chairman and Chief Executive Officer, beneficially owns approximately 58% of our outstanding common stock as of the Record Date and has advised us that he intends to vote (1) “FOR” the election of each of the four (4) nominees for director named in this proxy statement, (2) “FOR” the amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares, (3) “FOR” the approval of, on an advisory (non-binding) basis, Say-on-Pay, (4) “3 YEARS” for the frequency at which, on an advisory (non-binding) basis, the Say-on-Pay vote at future annual meetings of stockholders will be held, and (5) “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
Who will count the votes?
A representative of Mediant Communications, Inc. will tabulate the votes and act as inspector of elections.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a signed proxy but do not provide voting instructions, your shares will be voted:
•“FOR” the election of each of the four (4) nominees for director named in this proxy statement; and
•“FOR” the amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares;
•“FOR” the approval of, on an advisory (non-binding) basis, Say-on-Pay;
•“3 YEARS” for the frequency at which, on an advisory (non-binding) basis, the Say-on-Pay vote at future annual meetings of stockholders will be held; and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter — Proposal No. 5 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors, Proposal No. 2 relating to the amendment to the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares, Proposal No. 3 relating to the approval of, on an advisory (non-binding) basis, Say-on-Pay, and Proposal No. 4 relating to the frequency at which, on an advisory (non-binding) basis, the Say-on-Pay vote at future annual meetings of stockholders will be held.
How can I contact NantHealth’s transfer agent?
You may contact our transfer agent by writing American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at help@astfinancial.com or by telephone at (800) 937-5449.
How can I attend the annual meeting?

We will host the annual meeting live via Internet webcast. You will not be able to attend the annual meeting in person. Prior registration to attend the annual meeting at www.proxydocs.com/NH is required by the Registration Deadline. A summary of the information you need in order to attend the annual meeting online is provided below:
•     Any stockholder may listen to the annual meeting and participate live via the Internet at www.proxydocs.com/NH. To be admitted to the annual meeting’s live Internet webcast, you must register at www.proxydocs.com/NH by the Registration Deadline as described in this proxy statement. The live Internet webcast will begin on June 9, 2022 at 1:00 p.m. Eastern Time.
•     If a stockholder wishes to ask a question to directors and/or members of management in attendance at the annual meeting, please note that such questions must be submitted in advance of the annual meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at www.proxydocs.com/NH after logging in with your Control Number.
•     Stockholders may vote during the annual meeting live via the Internet.
•     A stockholder must register to attend the annual meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.
•     Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/NH.
Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, instructions regarding how to demonstrate proof of stock ownership are posted at www.proxydocs.com/NH.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares live via Internet at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. Subject to registration prior to the Registration Deadline, you may still attend the annual meeting, even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership are posted at www.proxydocs.com/NH.
How are proxies solicited for the annual meeting and who is paying for such solicitation?
Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within 4 business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within 4 business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within 4 business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.
What does it mean if I receive more than one set of printed materials?
If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
NantHealth, Inc.
Attention: Corporate Secretary
3000 RDU Center Drive, Suite 200
Morrisville, North Carolina 27560
(855) 949-6268
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
Is there a list of stockholders entitled to vote at the annual meeting?
The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our Corporate Secretary for 10 days prior to the annual meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. Eastern Time, at our corporate headquarters located at 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560.
When are stockholder proposals due for next year’s annual meeting?
Please see the section entitled “Proposals of Stockholders for 2023 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2023 annual meeting of stockholders.

What are the implications of being a “smaller reporting company”?
We are a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Composition of the Board
Our business affairs are managed under the direction of our board of directors, which is currently comprised of five (5) members and will be reduced to four (4) members as of the annual meeting. Mr. Michael S. Sitrick has notified us that he will not be standing for reelection to our board of directors. Four (4) of our current directors, three (3) of which are also nominees for election at the annual meeting, qualify as independent within the meaning of such term as set forth in the listing standards of The Nasdaq Global Select Market ("Nasdaq"). At each annual meeting of stockholders, the terms of each of our incumbent directors expire. The four (4) directors elected at the annual meeting will serve from the time of election and qualification until the earliest of the next annual meeting of stockholders following such election, or until their respective successors are duly elected and qualified or their earlier resignation or removal.
The following table sets forth the names, ages as of April 18, 2022 and certain other information for each of the directors with terms expiring at the annual meeting, including Mr. Sitrick who will not be standing for reelection, and also our four (4) nominees for election as a director at the annual meeting:

Name	Age	Position	Director Since
Patrick Soon-Shiong, M.D., FRCS (C), FACS.	69	Chairman, Chief Executive Officer and Director	2010
Michael S. Sitrick (1)(2)	74	Director	2016
Kirk K. Calhoun (1)(2)	78	Director	2016
Michael Blaszyk (1)(2)	69	Director	2015
Deanna Wise (1)	53	Director	2020

(1)    Member of our audit committee
(2)    Member of our compensation committee

    Mr. Sitrick served on our board of directors from 2016 until 2022 and chose not to stand for reelection at the annual meeting.
Nominees for Director
Patrick Soon-Shiong, M.D., FRCS (C), FACS has served as our Chief Executive Officer and as Chairman of our board of directors since the formation of our company in July 2010. In 2011, he founded NantWorks, an ecosystem of companies to create a transformative global health information and next generation pharmaceutical development network for the secure sharing of genetic and medical information. Dr. Patrick Soon-Shiong, a physician, surgeon and scientist, has pioneered novel therapies for both diabetes and cancer, published more than 100 scientific papers, and has been granted more than 400 patents worldwide for groundbreaking advancements spanning myriad fields of technology and medicine. Dr. Soon-Shiong performed the world’s first encapsulated human islet transplant, the first engineered islet cell transplant and the first pig to man islet cell transplant in diabetic patients. He invented and developed Abraxane, the nation’s first FDA-approved protein nanoparticle albumin-bound delivery technology for the treatment of cancer. Abraxane was approved by the FDA for metastatic breast cancer in 2005, lung cancer in 2012, and pancreatic cancer in 2013. Abraxane is now approved in many countries across the globe. From 1996 to 2010, Dr. Soon-Shiong served as founder, Chairman and CEO of two global pharmaceutical companies, American Pharmaceutical Partners (sold to Fresenius SE for $4.6 billion in 2008) and Abraxis BioScience (sold to Celgene Corporation for $3.8 billion in 2010). Dr. Soon-Shiong served as interim chief executive officer of Verity Health Systems, a privately held healthcare provider company, from July 2017 to January 2018. On August 31, 2018, Verity Health and certain affiliates filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District

of California. A patient care ombudsman was appointed under Section 333 of the Bankruptcy Code on November 14, 2018. Verity Health’s bankruptcy case remains ongoing. Dr. Patrick Soon-Shiong serves as Executive Chairman of ImmunityBio, Inc. (NASDAQ:IBRX), a publicly-traded pioneering clinical-stage immunotherapy company and an affiliate of NantHealth. Although we expect Dr. Patrick Soon-Shiong will devote on average at least 20 hours per week to our company, he will also focus on ImmunityBio, where he is Executive Chairman, and will devote time to other companies operating under NantWorks. In June 2018, Dr. Soon-Shiong became the owner and executive chairman of the Los Angeles Times, San Diego Union-Tribune, Los Angeles Times en Español and other publications under the California Times. Dr. Soon-Shiong also serves as Chairman of the Chan Soon-Shiong Family Foundation and Chairman and CEO of the Chan Soon-Shiong Institute of Molecular Medicine, a non-profit medical research organization. He was appointed by former House Speaker Paul Ryan to the Health Information Technology Advisory Committee, a committee established by the 21st Century Cures Act that advises the President and his administration on health IT policy and issues with healthcare interoperability and privacy and security, while working with key stakeholders to create standards in these areas. He previously co-chaired the CEO Council for Health and Innovation at the Bipartisan Policy Center and previously served as a member of the Global Advisory Board of Bank of America. He is an Adjunct Professor of Surgery at UCLA and a visiting Professor at the Imperial College of London. The Friends of the National Library of Medicine has honored him with their Distinguished Medical Science Award. Dr. Soon-Shiong holds a degree in medicine from the University of the Witwatersrand and a M.Sc. in science from the University of British Columbia.
We believe that Dr. Patrick Soon-Shiong is qualified to serve as a member of our board of directors due to his depth of expertise as chairman and chief executive officer of multiple multi-billion dollar companies in the life sciences industry, his broad experience in research and development of pioneering technologies and his educational background.
Michael S. Sitrick has served on our board of directors since May 2016. Since November 2009, Mr. Sitrick has served as the Chairman and Chief Executive Officer of Sitrick Group LLC, a subsidiary of Resources Connection, Inc (NASDAQ: RGP), and Sitrick And Company which he founded in 1989 and at which he was Chairman and Chief Executive Officer. Sitrick And Company, which was sold to Resources Connection, Inc. in 2009 is a public relations, strategic communications, investor relations and crisis management company providing advice and counseling to some of the country’s largest corporations, non-profits and governmental agencies, in many areas including investor relations, corporate governance, mergers and acquisitions, litigation support, corporate positioning and repositioning, reputation management, the development and implementation of strategies to deal with short sellers, executive transitions and government investigations. Prior to that, from 1981 to 1989 he was an executive and senior vice president – communications for Wickes Companies, Inc., head of communications and public affairs for National Can Corporation from 1974 to 1981 and group supervisor at Selz, Seabolt and Associates before that. Prior to that, Mr. Sitrick was assistant director of public information in the Richard J. Daley administration in Chicago and worked as a reporter. Mr. Sitrick is a published author, frequent lecturer, a former board member at three public companies (two of which were sold) and a current and former board member of several charitable organizations. He holds a BS in business administration with a major in journalism from the University of Maryland, College Park.
Mr. Sitrick will not be standing for reelection to the board of directors at the annual meeting.
Kirk K. Calhoun has served as a member of our board of directors since May 2016. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun has a background in auditing and accounting. He has previously served on the boards and audit committees of seven public companies in the pharmaceutical and medical diagnostic industries. Mr. Calhoun currently serves on the boards of Ryerson Holding Corporation (NYSE: RYI), a metals processor and distributor, and PLx Pharma, Inc. (NASDAQ: PLXP), a specialty pharmaceutical company focused on commercializing its unique drug delivery platform, plus three private companies, including NeuroSigma, Inc., a developer of bioelectronic products treating major neurological and neuropsychiatric disorders. Mr. Calhoun received a BS in accounting from the University of Southern California.

We believe that Mr. Calhoun is qualified to serve as a member of our board of directors because of his extensive experience and knowledge in the healthcare industry and his significant financial and accounting background.
Michael Blaszyk has served as a member of our board of directors since July 2015. Mr. Blaszyk has served as the chief financial officer and chief corporate officer for Dignity Health (formerly known as Catholic Healthcare West), a not-for-profit public benefit corporation, since December 2000. Prior to joining Dignity Health, Mr. Blaszyk was the senior vice president, community hospital group and chief financial officer for University Hospitals Health System in Cleveland, Ohio, a healthcare system, from October 1997 to December 2000. Mr. Blaszyk also previously served as the managing partner of the Northeast region Health Care Provider Consulting Practice for Mercer LLC (formerly known as William M. Mercer), a global consulting firm, and the executive vice president at Boston Medical Center, a non-profit academic medical center. Mr. Blaszyk currently serves as an Operating Partner to Beecken Petty O’Keefe & Company. Mr. Blaszyk is a director/manager for Medicus, ImmunityBio (NASDAQ: IBRX) (an affiliate of Dr. Patrick Soon-Shiong), and Health Management Associates. He received his bachelor’s degree in life sciences from Wayne State University and his master’s degree in health services administration from the University of Colorado.
We believe that Mr. Blaszyk is qualified to serve as a member of our board of directors because of his extensive experience and knowledge in the healthcare industry and his significant financial and accounting background.
Deanna Wise was appointed to our board of directors on March 11, 2020. Ms. Wise is currently the Senior Vice President and Chief Information Officer of Banner Health, a non-profit health system based in Phoenix, Arizona, having joined Banner Health in 2019. Between May 2011 and December 2018, Ms. Wise served as Executive Vice President and Chief Information Officer at Dignity Health, a California-based not-for-profit public benefit corporation. Before joining Dignity Health, between October 2006 and March 2011, Ms. Wise served as the Senior Vice President and Chief Information Officer for Vanguard Health Systems (NYSE: VHS). Prior to this role, between August 2004 and October 2006, Ms. Wise was the Chief Information Officer for Vanguard’s Abrazo Health Care Phoenix market. Prior to joining Abrazo Health Care, between November 2002 and August 2004, Ms. Wise served as the Chief Information Officer for the Maricopa County Health District. Ms. Wise earned a computer science degree from Danville Area Community College and is a Project Management Professional (PMP) certified member of the Professional Management Institute (PMI). Ms. Wise was also inducted into the 2018 CIO Hall of Fame.
We believe that Ms. Wise is qualified to serve as a member of our board of directors because of her extensive experience and knowledge in the hospital and health care industry and her extensive experience in implementing, managing and operating complex information technology systems and information security programs.
Controlled Company Exemption
Dr. Patrick Soon-Shiong, our Chairman and Chief Executive Officer, and entities affiliated with him control a significant majority of our common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq listing standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including (1) the requirement that a majority of our board of directors consist of independent directors, (2) the requirement that we have a nominating and corporate governance committee, and (3) the requirement that the compensation committee consist solely of independent directors.
Our board of directors has determined that each of Mr. Sitrick, Mr. Calhoun, Mr. Blaszyk, and Ms. Wise, representing four (4) of our current five (5) directors, is “independent” as that term is defined under the rules of Nasdaq. Dr. Soon-Shiong is not considered an independent director because of his employment as our Chief Executive Officer. In reliance upon the “controlled company” exemption, we have elected not to have a nominating and corporate governance committee.

These exemptions do not modify the independence requirements for our audit committee, and we satisfy the member independence requirement for the audit committee under the Nasdaq corporate governance standards and SEC rules and regulations. Audit committee members must also satisfy separate independence criteria set forth in Rule 10A-3, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, under the rules of Nasdaq, a director will only qualify as an “independent director” if, among other things, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Director Independence
Our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Mr. Sitrick, Mr. Calhoun, Mr. Blaszyk, and Ms. Wise, representing four (4) of our current five (5) directors, is “independent” as that term is defined under the rules of Nasdaq.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships, the beneficial ownership of our capital stock by each non-employee director, and the transactions, if any, involving each non-employee director described in the section titled “Certain Relationships and Related Party Transactions.”
There are no family relationships among any of our directors or executive officers.
Role of Board in Risk Oversight Process
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our board of directors monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.
Board Meetings and Committees
During our fiscal year ended December 31, 2021, our board of directors held four (4) meetings (including regularly scheduled and special meetings), and each current board member attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of our current directors attended our 2021 annual meeting of stockholders.
Our board of directors has an audit committee and a compensation committee, each of which has the composition and the responsibilities described below. As a “controlled company” within the meaning of the Nasdaq corporate governance rules, we have elected not to have a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.
Audit Committee
Our audit committee is comprised of Michael Blaszyk, Michael S. Sitrick, Kirk K. Calhoun and Deanna Wise. Kirk K. Calhoun serves as the chairperson of our audit committee. Our board of directors has determined that each of the members of our audit committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable. Our board of directors has also determined that Kirk K. Calhoun is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under Nasdaq listing standards.
Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. The responsibilities of our audit committee also include, among other things:
•selecting and hiring the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•approving audit and non-audit services and fees;
•reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
•reviewing reports and communications from the independent registered public accounting firm;
•reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
•reviewing our policies on risk assessment and risk management;
•reviewing related party transactions; and
•establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website, www.nanthealth.com, under the investors tab. Our audit committee held four (4) meetings during 2021.
Compensation Committee
Our compensation committee is comprised of Michael S. Sitrick, Michael Blaszyk and Kirk K. Calhoun. Michael S. Sitrick serves as the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of Nasdaq, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 and the Nasdaq listing rules, and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers.
Our compensation committee oversees our corporate compensation programs. The responsibilities of our compensation committee also include, among other things:
•overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;
•reviewing and approving or recommending to the board for approval compensation for our executive officers and directors;
•preparing the compensation committee report that is required to be included in our annual proxy statement, if applicable; and
•administering our equity compensation plans.
Our compensation committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website, www.nanthealth.com, under the investors tab. Our compensation committee held four (4) meetings during 2021.
Special Committee
In June 2019, our board of directors formed a special committee to consider certain potential or proposed related party transactions from time to time.  The special committee is comprised of Michael S. Sitrick, Michael Blaszyk, Deanna Wise and Kirk K. Calhoun.  Michael Blaszyk serves as the chairperson of our special committee.  Our special committee held four (4) meetings during 2021.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee, or other board committee performing equivalent functions (or in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our compensation committee or our board of directors. None of the members of our compensation committee during the last fiscal year, which included Mr. Sitrick, Mr. Blaszyk and Mr. Calhoun, is or has been an officer or employee of the Company.
Considerations in Evaluating Director Nominees
As a “controlled company” within the meaning of the Nasdaq corporate governance rules, we have elected not to have a nominating and corporate governance committee. Instead, the board of directors is responsible for identifying, evaluating and selecting director nominees for the Company.

In its evaluation of director candidates, including the members of the board of directors eligible for reelection, our board of directors considers the following:
•the size and composition of our board of directors and the needs of the board and its respective committees;
•factors such as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and other similar factors; and
•other factors that our board of directors may consider appropriate.
The board of directors also focuses on issues of diversity, such as diversity in experience, international perspective, background, expertise, skills, age, gender, and ethnicity. The board of directors does not have a formal policy with respect to diversity; however, our board of directors believes that it is essential that members of our board of directors represent diverse viewpoints. Any nominee for a position on the board of directors must satisfy the following minimum qualifications:
•the highest personal and professional ethics and integrity;
•proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•skills that are complementary to those of the existing board;
•the ability to assist and support management and make significant contributions to the Company’s success; and
•an understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.
If our board of directors determines that an additional or replacement director is required, the board of directors may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board, or management.
Our board of directors has discretion to decide which individuals to recommend for nomination as directors and the final authority in determining the selection of director candidates for nomination to our board. After completing its review and evaluation of director candidates, our board of directors unanimously recommends all 4 of the director nominees for election named in this proxy statement.
Stockholder Recommendations for Nominations to Our Board of Directors
It is the policy of our board of directors to consider recommendations for candidates to our board of directors from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the board of directors as a potential candidate for director must direct the recommendation in writing to NantHealth, Inc., 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, class and number of shares of our capital stock that are held by the nominee, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and the like and personal references. Our board of directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.
Communications with the Board of Directors
In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to NantHealth, Inc., 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will forward to our designated legal counsel to provide a summary of all received messages to the board at each regularly scheduled meeting. Our board typically meets on a quarterly basis. Where the nature of a communication warrants, our designated legal counsel, may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of our management, as our designated legal counsel considers appropriate.
Our designated legal counsel may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.
This procedure for stockholder and other interested party communications with the non-management directors is administered by our board of directors. This procedure does not apply to (1) communications to non-management directors from our officers or directors who are stockholders, (2) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (3) communications to the audit committee pursuant to our procedures for complaints regarding accounting and auditing matters.
Global Code of Business Conduct and Ethics
Our board of directors has adopted a written global code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the global code of business conduct and ethics is available on our website, www.nanthealth.com, under the investors tab. If we make any substantive amendments to, or grant any waivers from, the global code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.
Director Compensation
Pursuant to our outside director compensation policy, all non-employee directors are entitled to receive the following cash compensation, on a cumulative basis, for their services:
•    $50,000 per year for service as a Board member;
•    $15,000 per year additionally for service as chair of the special committee;
•    $15,000 per year additionally for service as a special committee member;
•    $10,000 per year additionally for service as chair of the audit committee;
•    $10,000 per year additionally for service as an audit committee member;
•    $7,500 per year additionally for service as chair of the compensation committee; and
•    $7,500 per year additionally for service as a compensation committee member.

All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

In addition, under the terms of our outside director compensation policy, new non-employee directors receive, upon becoming a director, an initial award of an option to purchase 200,000 shares of common stock at a per-share exercise price equal to the fair market value of a share of common stock on the first trading date on or after the date on which such individual first becomes a director. The initial award vests, assuming continued service, as to one-third of the shares of common stock subject to the initial award, on each of the first three (3) anniversaries of the date the applicable non-employee director’s service as a non-employee director commenced.
Our outside director compensation policy also provides for an annual award to continuing non-employee directors who have served as a director for at least six months on the date of each annual meeting of stockholders of an option to purchase 100,000 shares of common stock at a per-share exercise price equal to the fair market value of a share of common stock on the date of each annual meeting. The annual award vests, assuming continued service, on the earlier to occur of the anniversary of the date of grant and the date immediately preceding the next annual meeting of stockholders.
We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. Directors who are also our employees receive no additional compensation for their service as a director.
The 2016 Plan, provides that in the event of a merger or change in control, as defined in the 2016 Plan, each outstanding equity award granted under the 2016 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.
Director Compensation Table
The following table sets forth information regarding compensation earned or paid to our non-employee directors during the year ended December 31, 2021. The following table excludes Dr. Patrick Soon-Shiong, our Chief Executive Officer, who was also an employee during the year ended December 31, 2021. Dr. Soon-Shiong did not receive any additional compensation for his service as a member of our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock/Option Awards ($) (1)(3)	Total ($)
Michael S. Sitrick	$90,000	$160,619 (2)	$250,619
Kirk K. Calhoun	$92,500	$160,619 (2)	$253,119
Michael Blaszyk	$97,500	$160,619 (2)	$258,119
Deanna Wise	$75,000	$160,619 (2)	$235,619

(1)    The amounts shown are total vested and unvested stock awards granted during the respective years at grant date fair value in accordance with Accounting Standards Codification 718, Compensation: Stock Compensation (“ASC 718”). The assumptions used to calculate the grant date fair value of stock awards are set forth under Note 2 of the Notes to the Consolidated and Combined Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022.
(2) On June 16, 2021, each of Messrs. Sitrick, Calhoun and Blaszyk and Ms. Wise was granted an option to purchase 100,000 shares of our common stock at an exercise price of $2.65, which options shall vest on the earlier of (i) the 1-year anniversary of the option grant date or (ii) the day before the annual meeting.
(3)    As of December 31, 2021, our non-employee directors held outstanding equity awards as follows: Mr. Sitrick (an option to purchase 501,908 shares of our common stock); Mr. Calhoun (an option to purchase 501,908 shares of our common stock); Mr. Blaszyk (an option to purchase 501,908 shares of our common stock); and Ms. Wise (119,705 restricted stock units and an option to purchase 100,000 shares of our common stock).

Mr. Sitrick served on our board of directors from 2016 until 2022 and chose not to stand for reelection at the annual meeting.
    See “Executive Compensation” for information about the compensation of directors who are also our employees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our board of directors is currently composed of five (5) directors. Mr. Michael S. Sitrick will not be standing for reelection and, as of the annual meeting, our board of directors will be comprised of four (4) directors. At the annual meeting, four (4) directors will be elected to our board of directors by the holders of our common stock to serve for a 1-year term expiring at the 2023 annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor or such director’s earlier resignation or removal.
As a “controlled company” within the meaning of the Nasdaq corporate governance rule, we have elected not to have a nominating and corporate governance committee. Instead, our board of directors is responsible for identifying, evaluating and selecting director nominees for the Company.

Nominees for Director
Our board of directors has nominated Dr. Patrick Soon-Shiong, Kirk K. Calhoun, Michael Blaszyk and Deanna Wise, each a current director, as nominees for election to our board of directors at the annual meeting. If elected, each of the aforementioned nominees will serve as a director until the 2023 annual meeting of stockholders or until his or her respective successor is duly elected and qualified or his or her earlier resignation or removal. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”
Dr. Soon-Shiong, Messrs. Calhoun and Blaszyk and Ms. Wise have each agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy.

Required Vote
The directors elected to the board of directors will be elected by a plurality of the voting power of shares present live via the Internet or represented by proxy and entitled to vote on the election of directors. In other words, the four (4) nominees receiving the highest number of “FOR” votes will be elected as directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Dr. Patrick Soon-Shiong, Kirk K. Calhoun, Michael Blaszyk and Deanna Wise. Broker non-votes will have no effect on this proposal.
Board Recommendation
Our board of directors recommends a vote “FOR” the election of each of the four (4) nominees to the board of directors.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO THE 2016 PLAN
The Company adopted, and our shareholders approved, our 2016 Equity Incentive Plan (the “2016 Plan”) in connection with our initial public offering (the “IPO”) in 2016. The Company’s stockholders are being asked to approve an amendment to the 2016 Plan which would increase the number of shares of common stock reserved for issuance under the 2016 Plan by 3,000,000 shares. A copy of the 2016 Plan, as amended by this proposal, is set forth in this proxy statement as Appendix A. Our NEOs and directors have an interest in this proposal as they are eligible to receive equity awards under the 2016 Plan.
The 2016 Plan is the only equity plan of the Company available for grant of equity awards to employees, directors and consultants of the Company. If our stockholders approve the amendment, the total number of shares of our common stock that will be reserved for issuance under the 2016 Plan will be 27,800,000. We anticipate that these shares will be enough to meet our expected needs for the next 12 months; however, future circumstances and business needs may dictate a different result and our proposed increase in the share reserve under the 2016 Plan is designed to give us flexibility to address those circumstances and needs as they may arise. The 27,800,000 shares are equal to 24% of our common stock outstanding as of the Record Date, and represents a 2.6% increase if our stockholders approve the amendment. Our board of directors considered the following when determining the number of shares to reserve for issuance under the 2016 Plan:
Number of Shares Remaining under the 2016 Plan. As of the Record Date, the number of shares that remained available for issuance under the 2016 Plan was 5,822,523 plus any shares subject to outstanding equity awards granted under our 2016 Plan that return to the 2016 Plan under the 2016 Plan’s terms. Any shares made subject to new awards granted under the 2016 Plan between the Record Date and the date the amendment to the 2016 Plan is approved by our stockholders will reduce the shares available for issuance under the 2016 Plan. As of the Record Date, options to purchase an aggregate of 14,311,886 shares of the Company’s common stock were outstanding under the 2016 Plan, with a weighted average exercise price of $2.05 per share and a weighted average term of 8.564 years. In addition, a total of 6,240,484 RSUs had been issued under the 2016 Plan, of which 59,853 RSUs had not yet vested.
Overhang. As of the Record Date, 14,431,591 shares were subject to outstanding equity awards under our 2016 Plan and 5,822,523 shares were available for future grant under the 2016 Plan (excluding the 3,000,000 shares discussed in this proposal and subject to approval at the annual meeting). The sum, or 20,254,114 shares, represents approximately 18% of the outstanding shares as of the Record Date.
Historical Grant Practices. The compensation committee and our board of directors considered the number of equity awards that we granted since our initial public offering. Since our initial public offering which was completed in June 2016, we granted equity awards representing a total of 24,974,864 shares as of March 31, 2022, of which 24,861,208 were subject to awards granted under our 2016 Plan.
Forecasted Grants. In projecting the rate we will issue shares under the 2016 Plan, the compensation committee and our board of directors reviewed a forecast that considered the following factors: (i) the shares that would be available for grant under the 2016 Plan and (ii) forecasted future grants, determined based on our stock price and the competitive dollar value to be delivered to the participant. Because we determine the size of equity awards to be granted considering such value, if our stock price on the date the award is granted is significantly different from the stock price assumed in the forecast, our actual share usage will deviate significantly from our forecasted share usage. For example, if our stock price on the date an award is granted is significantly lower than the stock price assumed in the forecast, we would need a larger number of shares than anticipated to deliver the same value to participants.
If our stockholders approve the proposed amendment to 2016 Plan, we expect that the share reserve under the 2016 Plan will allow us to continue to grant equity-based compensation at levels we deem appropriate for the next 12 months, and that we will not have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our business objectives. To remain competitive without equity-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable, because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our cash operating expenses and reduce our cash flow from operations, which could adversely affect our business results and could adversely affect our business strategy, including using cash flow for strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.
If this 3,000,000 share increase is not approved, then the remaining shares available for grants under the 2016 Plan will be insufficient to meet the Company’s grant needs for new employee, ongoing employee and consultant grants for the remainder of 2022 and beyond.

Summary of the 2016 Plan
The following paragraphs provide a summary of the principal features of the 2016 Plan, as amended, and its operation. However, this summary is not a complete description of all of the provisions of the 2016 Plan and is qualified in its entirety by the specific language of the 2016 Plan. A copy of the 2016 Plan is provided as Appendix A of this proxy statement.
Purposes
The purposes of our 2016 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of the Company’s business.
Eligibility
Our 2016 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Code to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants. The recipient of an award is referred to as a “participant.”
As of the Record Date, there were approximately 350 employees (including 3 executive officers), 0 consultants, and 4 non-employee Board members who would be eligible to be granted awards under the 2016 Plan.
Authorized shares
Subject to the adjustment provisions contained in the 2016 Plan, a total of 24,800,000 shares of our common stock are currently reserved for issuance pursuant to the 2016 Plan. Our stockholders are being asked to approve an increase of 3,000,000 shares to the maximum number of shares that may be issued pursuant to awards granted under the 2016 Plan. If our stockholders approve this increase, then the maximum number of shares that may be issued pursuant to awards under the 2016 Plan will be increased to 27,800,000 shares.
The shares may be authorized, but unissued, or reacquired common stock of the Company. As of the Record Date, the closing price of a share of our common stock on the Nasdaq Global Select Market was $0.73.
If an award expires or becomes exercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under our 2016 Plan. With respect to stock appreciation rights, the net shares issued will cease to be available under the 2016 Plan and all remaining shares will remain available for future grant or sale under the 2016 Plan (unless our 2016 Plan has terminated). Only shares actually issued pursuant to a stock appreciation right will cease to be available under our 2016 Plan; all remaining shares will remain available for future grant or sale under our 2016 Plan (unless our 2016 Plan has terminated). Shares that actually have been issued under the 2016 Plan under any award will not be returned to the 2016 Plan and will not become available for future distribution under the 2016 Plan, provided that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the 2016 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under our 2016 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under our 2016 Plan.
In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2016 Plan, will adjust the number and class of shares that may be delivered under the 2016 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits applicable to outside directors under our 2016 Plan.
Plan administration
Our board of directors or 1 or more committees appointed by our board of directors administers our 2016 Plan (referred to as the “administrator”). In addition, if we determine it is desirable to qualify transactions under the 2016 Plan as exempt under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (referred to as Rule 16b-3), such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2016 Plan, the administrator has the power to administer the plan, including but not limited to, the power to interpret the terms of our 2016 Plan and awards granted under it, to prescribe, amend and rescind rules and regulations relating to our 2016 Plan, including sub-plans, and to construe and interpret the terms of our 2016 Plan and awards granted under the 2016 Plan. The administrator has the power to select the employees, directors and consultants to whom awards may be granted, and to determine the terms and conditions of such awards, including the exercise price, the number of shares subject to each such award, and the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating to the award. The administrator may approve forms of award agreement for use under our 2016 Plan. The administrator may modify or amend an award in accordance with the 2016 Plan, including but not limited to extend the post-termination exercisability period of an award and to extend the maximum term of an option (subject to the terms of our 2016 Plan). The administrator may allow participants to satisfy tax withholding obligations in such manner as prescribed in the 2016 Plan. The administrator also has the authority to institute and determine the terms of conditions of an exchange program, under which existing awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, participants have the opportunity to transfer any awards to a financial institution or other person or entity selected by the administrator, and/or exercise price of an outstanding award is increased or reduced. The administrator has the power to make all other determinations deemed necessary or advisable for administering our 2016 Plan.
Stock Options
Stock options may be granted under our 2016 Plan. Stock options allow the participant to purchase shares at a specified exercise price. Each option is evidenced by an award agreement that specifies the number of shares subject to the stock option, the exercise price, the term of the option, whether the option is intended to be an incentive stock option, the vesting requirements, and such other terms and conditions as the administrator determines.
Except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring, the exercise price of options granted under our 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant, provided that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the exercise price must equal at least 110% of the fair market value on the grant date.
Options will be exercisable at such times and under such conditions as are determined by the administrator and as set forth in the applicable award agreement. An option is deemed exercised when we receive notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings. Until shares subject to an option are issued, the participant will have no rights to vote or receive dividends or any other rights as a stockholder with respect to such shares. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term, which in the case of an incentive stock option may not exceed 10 years, or 5 years with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock. Subject to the provisions of our 2016 Plan, the administrator determines the other terms of options.
Stock Appreciation Rights
Stock appreciation rights may be granted under our 2016 Plan. Stock appreciation rights allow the participant to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Each stock appreciation right is evidenced by an award agreement that specifies the number of shares subject to the stock appreciation right, the exercise price, the term of the stock appreciation right, the vesting requirements, and such other terms and conditions as the administrator determines.
The exercise price of stock appreciation rights granted under our 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant.
After the termination of service of a participant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term, which may not exceed 10 years from the date of grant. Subject to the provisions of our 2016 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination of both.
Restricted Stock
Restricted stock may be granted under our 2016 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. Each award of restricted stock is evidenced by an award agreement that specifies the number of shares subject to the award of restricted stock, the purchase price, if any, the vesting requirements, and such other terms and conditions as the administrator determines.
The administrator may impose whatever conditions for lapse of the restriction on the shares it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to the restriction, unless the administrator provides otherwise, except that if dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. Shares of restricted stock as to which the restrictions have not lapsed are subject to our right of repurchase or forfeiture.
Restricted Stock Units
Restricted stock units may be granted under our 2016 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Each award of restricted stock units will be evidenced by an award agreement that specifies the number of restricted stock units subject to the award, vesting criteria, the form of payout, and other terms and conditions of the award, as determined by the Administrator.
Subject to the provisions of our 2016 Plan, the administrator will determine the terms and conditions of restricted stock units, including the vesting criteria (which may be based on the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restricted stock units will vest.
Performance Units and Performance Shares
Performance units and performance shares may be granted under our 2016 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. Each award of performance units or performance shares will be evidenced by an award agreement that specifies the number of units or shares subject to the award, vesting criteria, the performance period, the form of payout, and other terms and conditions of the award, as determined by the administrator.
Performance units shall have an initial dollar value established by the administrator prior to the grant date. Performance shares shall have an initial value equal to their fair market value on the grant date.
The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination.
Non-employee Director Award Limitations
Our 2016 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2016 Plan. Our 2016 Plan provides that in any given fiscal year, a non-employee director may not receive under the 2016 Plan awards greater than 1,000,000 shares.
Adjustments and Dissolution or Liquidation
In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our shares or other securities, or other change in our corporate structure affecting our shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under our 2016 Plan, will adjust the number and class of shares that may be delivered under our 2016 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits applicable to our non-employee directors.
Dissolution or Liquidation
In the event of our proposed dissolution or liquidation, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an award will terminate immediately prior to the consummation of such proposed action.
Non-transferability of Awards
Unless the administrator provides otherwise, our 2016 Plan generally does not allow for the transfer of awards other than by will or by the laws or descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.
Merger or Change in Control.
Our 2016 Plan provides that in the event of a “change in control,” as defined under the 2016 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then the participant will fully vest in and have the right to exercise awards of options and stock appreciation rights, all restrictions on awards or restricted stock and restricted stock units will lapse, all performance goals or other vesting criteria applicable to the shares subject to such award will be deemed achieved at 100% of target levels. A participant will be notified of the right to exercise an award or options or stock appreciation rights and have such right for a specified period prior to the transaction, after which time the option or stock appreciation right will terminate.
Our 2016 Plan further provides that, in the event of a change in control, as defined in our 2016 Plan, each outstanding equity award granted under our 2016 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.
Amendment or Termination
The administrator will have the authority to amend, suspend or terminate the 2016 Plan, provided such action will not impair the existing rights of any participant. Our 2016 Plan will automatically terminate in 2026, unless we terminate it sooner.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2016 Plan. The summary is based on existing U.S. laws and regulations as of the Record Date, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
    Incentive Stock Options
A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the Shares acquired through the exercise the option after both the 2-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.
However, if the participant disposes of such shares either on or before the 2-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.
    Nonstatutory Stock Options
A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the Shares acquired through the exercise of the nonstatutory stock option.
    Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards
A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards
There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
    Performance Shares and Performance Unit Awards
A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2016 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company
We generally will be entitled to a tax deduction in connection with an award under the 2016 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
In general, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to their chief executive officer and each of the 3 other most highly-compensated executive officers (other than the chief executive officer and chief financial officer) whose compensation is required to be disclosed to our stockholders under the Securities and Exchange Act of 1934, as amended in any taxable year.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND NANTHEALTH WITH RESPECT TO AWARDS UNDER THE 2016 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the 2016 Plan is in the discretion of the administrator and therefore cannot be determined in advance. The following table sets forth: (i) the aggregate number of shares of common stock subject to options granted under the 2016 Plan during fiscal year 2021 to each of our NEOs; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; (ii) the average per share exercise price of such options; (iii) the aggregate number of shares subject to RSUs granted under the 2016 Plan during fiscal year 2021 to each of our NEOs; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (iv) the grant-date value of shares subject to such RSUs.

Name of Individual or Group	Number of Shares Subject to Options Granted (1)	Average Per Share Exercise Price of Option Grants	Number of Shares Subject to RSUs Granted	Dollar Value of Shares Subject to RSUs Granted (1)
Patrick Soon-Shiong, M.D., FRCS (C), FACS Chairman and Chief Executive Officer	1,000,000	$1.96	-	-
Bob Petrou Chief Financial Officer	500,000	$1.96	-	-
Ron Louks Chief Operating Officer	650,000	$1.96	-	-
Michael S. Sitrick	100,000	$2.65	-	-
Kirk K. Calhoun	100,000	$2.65	-	-
Michael Blaszyk	100,000	$2.65	-	-
Deanna Wise	100,000	$2.65	-	-
All executive officers, as a group	2,150,000	$1.96	-	-
All directors who are not executive officers, as a group	400,000	$2.65	-	-
All employees who are not executive officers, as a group	4,540,000	$1.96	-	-

(1)    Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718.
Required Vote
Approval of the amendment of the 2016 Plan requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation
Our board of directors recommends a vote “FOR” the amendment of the 2016 Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.

PROPOSAL NO. 3
APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)
Executive compensation is an important matter for our stockholders. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (sometimes referred to as “Say-on-Pay”).
In determining the compensation of our executive officers, the main goal of the Compensation Committee is to align the interests of our executive officers with the interests of our stockholders. The Compensation Committee believes in a “pay-for-performance” philosophy for our NEOs, and that a substantial portion of the overall compensation package for each executive officer should be variable and tied to the achievement of the objectives set by our board of directors each year. The Compensation Committee also seeks to pay our executive officers at levels that are generally consistent with those paid at other similarly sized companies in our industry in order to maintain an adequate level of retention while also providing sufficient incentives to achieve our objectives.
The Compensation Committee and the Board believe that our compensation design and practices are effective in implementing our executive compensation philosophy and objectives.
We are required to submit a proposal to stockholders for an advisory vote to approve the compensation of our NEOs pursuant to Section 14A of the Exchange Act. This vote, commonly known as a “say-on-pay” vote, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation principles, policies and practices described in this proxy statement.
Accordingly, the following resolution will be submitted for a stockholder vote at the annual meeting.
“RESOLVED: That the compensation of our Named Executive Officers, as disclosed in the proxy statement for our 2022 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”
Required Vote
The approval, on an advisory (non-binding basis), of the compensation of our NEOs as presented in this proxy statement requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.
As this is an advisory vote, the result will not be binding on us, the Board or the Compensation Committee. However, the Compensation Committee values the views expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when evaluating our compensation principles, policies and practices. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation of our NEOs as presented in this proxy statement. The next annual meeting of stockholders at which a stockholder advisory vote on executive compensation will be determined by Proposal No. 4, below.
Board Recommendation
Our board of directors recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our NEOs as presented in this proxy statement.

PROPOSAL NO. 4
APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY AT WHICH THE SAY-ON-PAY VOTE AT FUTURE ANNUAL MEETINGS OF STOCKHOLDERS WILL BE HELD
The Dodd-Frank Act requires that stockholders be given the opportunity to vote, on a non-binding advisory basis, on the future frequency of advisory votes on the compensation of our NEOs. The Company can conduct future advisory votes to approve the compensation of our NEOs once every one (1) year, two (2) years, or three (3) years. Stockholders may vote to conduct future advisory votes to approve the compensation of our NEOs once every one (1) year, two (2) years, or three (3) years. They also may abstain from casting a vote on this proposal.
After careful consideration, the Board believes that holding an advisory vote on executive compensation every three (3) years will allow the Board to focus on our executive compensation, which is generally linked to critical milestones which the Board believes are the key to the success of the Company and to the creation of long-term stockholder value. The Board also believes an advisory vote every three (3) years is the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to vote results. The Board also believes that the stockholders can best judge the effectiveness of our executive compensation over a three-year cycle, and that a shorter cycle may undermine the long-term focus that is central to our compensation philosophy. The vote is advisory, which means that the vote is not binding on the Company, our Board, or the Compensation Committee.
You may cast your vote on your preferred voting frequency by choosing the option of one (1) year, two (2) years, or three (3) years, or abstaining from voting when you vote in response to the following resolution:
“RESOLVED: That the option of once every (i) one (1) year, (ii) two (2) years, or (iii) three (3) years that receives the affirmative vote of a majority of the combine votes cast for this resolution will be determined to be the frequency for the advisory (non-binding) vote on the compensation of the Named Executive Officers (as disclosed in the proxy statement for the annual meeting pursuant to the SEC’s compensation disclosure rules) that has been selected by NantHealth, Inc.’s stockholders.”
Required Vote
The option of one (1) year, two (2) years, or three (3) years that receives the highest number of votes cast at the annual meeting entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.
While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether future stockholder advisory (non-binding) votes on the compensation of our NEOs should be held every one (1) year, two (2) years, or three (3) years.
As this is an advisory vote, the result will not be binding on us, the Board or the Compensation Committee. However, the Compensation Committee values the views expressed by our stockholders in their vote on this proposal and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of the vote when deciding the frequency of holding future stockholder advisory (non-binding) votes on the compensation of our NEOs. Proxies submitted without direction pursuant to this solicitation will be voted “THREE YEARS” for the frequency at which the vote on the compensation of our NEOs at future annual meetings of stockholders will be held.

Board Recommendation
Our board of directors recommends a vote of “THREE YEARS” for the frequency at which, on an advisory (non-binding) basis, the vote on the compensation of our NEOs at future annual meetings of stockholders will be held.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. During 2021, Ernst & Young served as our independent registered public accounting firm.
Notwithstanding the appointment of Ernst & Young and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Our audit committee is submitting the appointment of Ernst & Young to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Ernst & Young is expected to attend the annual meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.
Fees Paid to the Independent Registered Public Accounting Firm
The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2021 and 2020 by Ernst & Young, our principal independent registered public accounting firm. During 2021 and 2020, all fees were pre-approved by the audit committee:

	2021	2020
Audit Fees (1)….……………………………………………………….	$1,090,000	$1,215,990
Audit-Related Fees..……………………………………………………	$88,000	-
Tax Fees (2).……………………………………………………………	-	-
Tax Compliance Fees.………………………………………………….	$216,300	$169,465
Other Tax Fees………………………………………………………….	-	-
All Other Fees…………………………………………………………..	$5,200	-
	$1,399,500	$1,385,455

(1)    “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)    “Tax Fees” consist of fees billed for professional services rendered by Ernst & Young for various permissible tax compliance and tax advisory services.
Auditor Independence
In 2021 and 2020, there were no other professional services provided by Ernst & Young that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young.
Pre-Approval Policy
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. During 2021 and 2020, all of the services of Ernst & Young for services described above were pre-approved by our audit committee.
Required Vote
Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022 requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.
Board Recommendation
Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
Audit Committee Report
The audit committee is a committee of the board of directors and operates under a written charter approved by NantHealth’s board of directors, which is available on NantHealth’s web site at ir.nanthealth.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter on an annual basis.
With respect to NantHealth’s financial reporting process, NantHealth’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing NantHealth’s consolidated financial statements. NantHealth’s independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young"), is responsible for performing an independent audit of NantHealth’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB"), and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare NantHealth’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•reviewed and discussed the audited financial statements for fiscal year 2021 with management of NantHealth;
•discussed with Ernst & Young, NantHealth’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB; and
•received the written disclosures and the letter from Ernst & Young, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Ernst & Young that firm’s independence.
Based on the audit committee’s review of the audited financial statements and the various discussions with management and Ernst & Young, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The Audit Committee

Kirk K. Calhoun (Chair)
Michael Blaszyk
Michael S. Sitrick
Deanna Wise
This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by NantHealth under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent NantHealth specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS
The names of our executive officers, their ages, their positions with the Company and other biographical information as of April 18, 2022 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Executive Officers
Patrick Soon-Shiong, M.D., FRCS (C) FACS	69	Chairman, Chief Executive Officer, and Director
Bob Petrou	50	Chief Financial Officer
Ron Louks	57	Chief Operating Officer
Patrick Soon-Shiong, M.D., FRSC (C), FACS. Please see the biographical information for Dr. Soon-Shiong in the section entitled “Board of Directors and Corporate Governance — Nominees for Director.”
Bob Petrou served as our Interim Chief Financial Officer and Interim Principle Financial and Accounting Officer from September 2018 to July 2019 and become our permanent Chief Financial Officer and Principle Financial and Accounting Officer in July 2019. Mr. Petrou previously held various roles with Blackberry Limited (NYSE: BB), a telecommunications company, including Head of Finance - Mobility Solutions from 2016 to 2017, Head of Finance - HandHeld Devices and Emerging Solutions from 2014 to 2016, Sr. Director Finance, Manufacturing and Supply Chain from 2011 to 2014, Director Finance Outsourced MFG Ops from 2007 to 2011, and Plant Accountant from 2001 to 2007. Prior to Blackberry, Mr. Petrou served as Plant Accountant at Cooper Standard, an automotive component supply company, from 1999 to 2001. From 1997 to 1999, Mr. Petrou served as a Cost Accountant at Standard Products Co, an automotive component supply company. Mr. Petrou holds a Bachelor of Commerce degree in finance from the University of Guelph and is also a Chartered Professional Accountant and Certified Management Accountant.
Ron Louks joined us as Senior Vice President, Mobile Platform Technology & Emerging Solutions in January 2017 and was appointed as Chief Operating Officer in May 2017. Prior to that, Mr. Louks was President, Devices and Emerging Solutions, at Blackberry Limited (NYSE: BB) from January 2014 to May 2016. Mr. Louks also served as Chief Executive Officer of The OpenNMS Group from August 2013 through January 2014, Chief Executive Officer of Plus 1, LLC from March 2012 to July 2013 and served as the Chief Strategy Officer of HTC Corporation from July 2010 through January 2012. In addition, Mr. Louks held many leadership positions in the technology industry prior to that, including Chief Technology Officer at Sony Ericsson. Mr. Louks received his Bachelor of Applied Science degree from McMaster University. Mr. Louks served on our board of directors from 2018 to 2020.

EXECUTIVE COMPENSATION
Processes and Procedures for Executive and Director Compensation
Our compensation committee assists the board in discharging the board’s responsibilities relating to oversight of the compensation of our chief executive officer and our other executive officers, including reviewing and making recommendations to the board with respect to the compensation, plans, policies and programs for our chief executive officer and our other executive officers and administering our equity compensation plans for our executive officers and employees.
Our compensation committee annually reviews the compensation, plans, policies and programs for our chief executive officer and our other executive officers. In connection therewith, our compensation committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, our compensation committee considers the recommendations of our chief executive officer when reviewing base salary and incentive performance compensation levels of our executive officers and when setting specific individual and corporate performance targets under our annual incentive bonus plan for our executive officers. Our chief executive officer has no input and is not present during voting or deliberations about his compensation. Our compensation committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the compensation committee as a whole.
Our compensation committee engaged Mercer, an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. Mercer served and continues to serve at the discretion of our compensation committee.
2021 Summary Compensation Table
The following table provides information regarding the compensation of our chief executive officer, and our 2 next most highly compensated executive officers, together referred to as our “Named Executive Officers” or “our NEOs” for 2021 and 2020, as applicable.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All Other Compensation ($)	Total ($)
Patrick Soon-Shiong, M.D. FRCS (C), FACS (4) Chairman and Chief Executive Officer	2021	—	—	1,218,715	—	—	1,218,715
	2020	—	—	—	—	—	—
Bob Petrou Chief Financial Officer	2021	349,358	—	609,358	195,975	10,934(5)	1,165,625
	2020	355,302	—	1,220,000	102,778	18,214(6)	1,696,294
Ron Louks Chief Operating Officer	2021	476,506	—	792,165	320,760	39,781(7)	1,629,212
	2020	471,096	—	1,586,000	210,276	99,292(8)	2,366,664

(1)    The titles and capacities set forth in the table above are as of the Record Date.
(2)    The amounts reported represent the grant-date fair value of the stock options awarded to the applicable NEO in a fiscal year, calculated in accordance with ASC Topic 718, “Compensation - Stock Compensation.” Such grant-date fair value does not take into account any estimated forfeitures related to vesting conditions. The assumptions used in calculating the grant-date fair value of the stock options reported in this column are set forth in Note 17 of the Notes to the Consolidated and Combined Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022.
(3)    Bonus figures represent discretionary bonuses earned in the applicable fiscal year but paid in the         following fiscal year, subject to review and approval by the Compensation Committee of the Company’s Board of Directors, earned each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).

(4)    We did not pay cash compensation to Dr. Patrick Soon-Shiong during the years ended December 31, 2021 or December 31, 2020.
(5)    Consists of $8,059 of 401(k) matching contributions paid by the Company and $2,875 of life and disability insurance payments.
(6)    Consists of $8,550 of 401(k) matching contributions paid by the Company, $2,642 of life and disability insurance payments, and $7,022 of healthcare benefits.
(7)    Consists of $8,739 of 401(k) matching contributions paid by the Company, $6,644 of life and disability insurance payments, and $24,398 of healthcare benefits.
(8)    Consists of a $60,461 housing allowance including $15,685 of associated tax gross-up paid by the Company in connection with the travel and housing allowances, $8,550 of 401(k) matching contributions paid by the Company, $6,549 of life and disability insurance payments, and $23,732 of healthcare benefits.
Outstanding Equity Awards at Fiscal Year-End 2021
The following table provides information regarding equity awards held by our NEOs as of December 31, 2021 (amounts in dollars).

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexerciseable	Option exercise price ($)	Option expiration date	Number of shares of units or stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (1)
Patrick Soon-Shiong, M.D. FRCS (C), FACS	—	1,000,000(5)	$1.96	9/9/2031	—	—
Bob Petrou	412,500 125,000	137,500(1) 375,000(2) 500,000(5)	$0.55 $3.84 $1.96	8/12/2029 8/12/2030 9/9/2031	—	—
Ron Louks	373,162 162,500	137,500(3) 487,500(4) 650,000(5)	$0.55 $3.84 $1.96	8/12/2029 8/12/2030 9/9/2031	—	—

(1)    25% of the stock options vested on August 12, 2019, 25% of the stock option vested on August 12, 2020, and the remaining 50% of stock options to vest annually in equal installment on August 12, 2021 and August 12, 2022, subject to continued service.
(2)    All of the stock options will vest annually in equal installments on August 19, 2021, August 19, 2022, August 19, 2023 and August 19, 2024, subject to continued service.
(3)    50% of the stock options vested on August 12, 2020, and the remaining 50% of the stock options to vest annually in equal installments on August 12, 2021 and August 12, 2022, subject to continued service.
(4)    All of the stock options will vest annually in equal installments on August 19, 2021, August 19, 2022, August 19, 2023 and August 19, 2024, subject to continued service.
(5)    All of the stock options will vest annually in equal installments on September 9, 2022, September 9, 2023 and September 9, 2024, subject to continued service.
Executive Employment Arrangements

Bob Petrou. In April 2022, our compensation committee adopted and approved an increase to the base salary of Mr. Petrou of $380,000 per year, effective as of March 14, 2022, with a potential cash bonus target of 60% of his base salary for the year ending December 31, 2022.
Ron Louks. In April 2022, our compensation committee adopted and approved an increase to the base salary of Mr. Louks of $508,000 per year, effective as of March 14, 2022. Mr. Louks receives a monthly housing allowance of $3,500 and a $25,000 annual travel allowance and is eligible to participate in the benefit programs generally available to senior executives of the Company.

Mr. Louks may also perform services to affiliates of the Company under either the Shared Services Agreement between the Company and NantWorks, LLC or similar arrangements under which he would receive separate compensation, provided that such services do not interfere with his duties as Chief Operating Officer of the Company.
Merger or Change of Control
2016 Equity Incentive Plan
Our 2016 Plan provides that in the event of a merger or change in control, as defined under the 2016 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on the shares subject to such award will lapse, all performance goals or other vesting criteria applicable to the shares subject to such award will be deemed achieved at 100% of target levels and all of the shares subject to such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.
Perquisites, Health, Welfare and Retirement Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) savings plan to our employees, including our current NEOs, as discussed in the section below entitled “401(k) Savings Plan.”
Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.
401(k) Savings Plan
We maintain a tax-qualified retirement plan that provides eligible employees, including NEOs, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax and after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The Company, in its sole discretion, may make certain contributions to the plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by us when made.

Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of December 31, 2021. All outstanding option awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders 2016 Equity Incentive Plan	14,595,341(1)	$2.06(2)	5,822,523
Equity compensation plans not approved by stockholders	—	—	—
Total	14,595,341		5,822,523

(1) Consists of restricted stock units and stock options.
(2) Relates to stock options. Note that outstanding restricted stock units become issuable as those units vest, without any cash consideration or other payment required for such shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Person Transactions
The following is a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”
Investment in NantOmics
Our Chairman and Chief Executive Officer and principal stockholder, Dr. Patrick Soon-Shiong, founded and has a controlling interest in NantOmics, which is a company that delivers molecular analysis capabilities with the intent of providing actionable intelligence and molecularly driven decision support for cancer patients and their providers at the point of care. NantOmics is majority owned by NantWorks.
In 2015 we purchased a total of 169,074,539 Series A-2 units of NantOmics for an aggregate purchase price of $250.8 million. 67,385,444 Series A-2 units were acquired on June 19, 2015, 101,078,167 Series A-2 units were acquired on June 30, 2015 and 610,928 Series A-2 units were acquired on September 8, 2015, for aggregate price of $250.0 million in cash and marketable securities, and the remainder in exchange for NantOmics’ subsidiary’s purchase of NantHealth’s equity interests in TRM, an entity owned 46% by California Capital Equity, LLC ("Cal Cap"). The Series A-2 units do not have any voting rights and represent approximately 14.28% of NantOmics’ issued and outstanding membership interests.

On February 28, 2018, the Company acquired 100% of the equity of NantHealth Labs (formerly known as Liquid Genomics, Inc.), a company that provides liquid biopsy analysis of gene expressions and mutations using cell-free RNA and DNA, pursuant to an assignment agreement dated February 1, 2018 between the Company and NantOmics, a related party. The purchase price for the acquisition consisted of 9,088,362 Series A-2 units of NantOmics previously owned by the Company that were transferred at the closing plus 564,779 of Series A-2 units of NantOmics owned by the Company that were transferred to NantOmics during May 2018. This reduced NantHealth's ownership of NantOmics to approximately 13.58%.
Amended Reseller Agreement with NantOmics
On June 19, 2015, we entered into a five and a half year exclusive Reseller Agreement with NantOmics, which was amended in May 2016, pursuant to which we had worldwide, exclusive rights to resell genomic sequencing, quantitative proteomic analysis and bioinformatics services made exclusively available from NantOmics to us, as well as related consulting and other professional services, to institutional customers (including insurers and self-insured healthcare providers) throughout the world. However, the Reseller Agreement excludes services provided for research or educational purposes, for consumer applications or for the development, evaluation, trial, analysis or regulatory approval of any pharmaceutical product or treatment. We also have rights to use NantOmics’ marketing materials and trademarks in connection with the marketing and resale of services, to distribute clinical reports to requisitioning physicians, and to use data we collect to perform certain activities, but NantOmics owns such materials, trademarks, reports and data. In exchange, we pay NantOmics a per-service fee, equal to a percentage of a portion of the amount we bill for the NantOmics services, subject to a minimum price per test, we retain the remaining portion of the amount billed. As we pay NantOmics based on billings, we effectively bear the collection risk. On an aggregate basis, we must pay NantOmics annual aggregate minimums beginning in 2016 of $2.0 million per year for each of the 2016 to 2020 calendar years. Under the agreement, we are responsible for various aspects of delivering our sequencing and molecular analysis solutions, including patient engagement and communications with providers such as providing interpretations of our GPS Cancer reports and resolving any disputes, ensuring customer satisfaction, and managing billing and collections. Among other diligence obligations, we are obligated to use commercially reasonable efforts to market and actively promote the services. The Reseller Agreement has an initial term through December 31, 2020. We have the option to renew the agreement (with exclusivity) for up to 3 renewal terms, each lasting 3 years, if we meet the volume thresholds below.

Term	Renewal Threshold
Initial Term	300,000 GPS Cancer tests completed between June 19, 2015 and June 30, 2020
First Exclusive Renewal Term	570,000 GPS Cancer tests completed between July 1, 2020 and June 30, 2023
Second Exclusive Renewal Term	760,000 GPS Cancer tests completed between July 1, 2023 and June 30, 2026
If we do not meet the applicable volume threshold during the initial term or the first or second exclusive renewal terms, we can renew for a single additional 3 year term, but only on a non-exclusive basis, which we have done pursuant to Amendment No. 3 to the Second Amended Reseller Agreement, as described below. We have the right to terminate the agreement for convenience on six (6) months’ prior written notice, and each party has the right to terminate the agreement in the event there is a material, uncured breach, insolvency, force majeure event or ineligibility for federal healthcare programming by the other party.
On September 20, 2016, we further amended the First Amended Reseller Agreement (the "Second Amended Reseller Agreement") to permit us to use vendors other than NantOmics to provide any or all of the services and clarifies we are responsible for order fulfillment and branding.
We agreed to pay NantOmics noncancelable annual minimum fees of $2 million per year for each of the calendar years from 2016 through 2020 and, subject to us exercising at least one of our renewal options described above, we are required to pay annual minimum fees to NantOmics of at least $25 million per year for each of the calendar years from 2021 through 2023 and $50 million per year for each of the calendar years from 2024 through 2029, subject to Amendment No. 3 to the Second Amended Reseller Agreement, as described below. These annual minimum fees are no longer applicable with the execution of Amendment No. 3 to the Second Amended Reseller Agreement.
On December 18, 2017, we and NantOmics executed Amendment No. 1 to the Second Amended Reseller Agreement to allow fee adjustments with respect to services completed by NantOmics between the amendment effective date of October 1, 2017 to June 30, 2018.
On April 23, 2019, we and NantOmics executed Amendment No. 2 to the Second Amended Reseller Agreement to allow for a fixed fee with respect to services completed by NantOmics between the amendment effective date of April 1, 2019 and December 31, 2020.
On December 31, 2020, we and NantOmics executed Amendment No. 3 to the Second Amended Reseller Agreement to automatically renew at the end of December 2020 for a non-exclusive renewal term and to waive the annual minimum fee for the 2020 calendar year and calendar years 2021 through 2023.
As of December 31, 2021 and 2020, we had $0 and $3 thousand, respectively, outstanding related party payables under the Second Amended Reseller Agreement. During the years ended December 31, 2021 and 2020, direct costs of $0 and $51 thousand, respectively, were recorded as cost of revenue related to the Second Amended Reseller Agreement.
Agreements with NantWorks and its Affiliates
Our Chairman and Chief Executive Officer and principal stockholder, Dr. Patrick Soon-Shiong, founded and has a controlling interest in NantWorks, which is a collection of multiple companies in the healthcare and technology space and is our parent company.

In October 2012, we entered into a Shared Services Agreement with NantWorks, subject to which NantWorks provides for ongoing corporate, general and administrative and other support services in areas such as Chairman’s office and public relations, information technology and cloud services, human resources and administration management, finance and risk management, environmental health and safety, sales and marketing services, facilities, procurement and travel, and corporate development and strategy. We are billed quarterly for such services at cost (without markup), but including reasonable allocations of employee benefits, facilities and other direct or fairly allocated indirect costs that relate to the employees providing the services. We also bill NantWorks and its affiliates for services such as information technology and cloud services, finance and risk management, and facilities management, on the same basis.
During the year ended December 31, 2021 and 2020, we recognized an expense of $0.6 million and income of $0.2 million, respectively, in selling, general and administrative expenses for services provided to the Company by NantWorks and affiliates, net of services provided to NantWorks and affiliates.
Related Party Receivables and Payables

As of December 31, 2021 and 2020, we had related party receivables, net of related party payables, of $1.5 million and $1.9 million, respectively, primarily consisting of a receivable from Ziosoft KK of $1.1 million and $1.5 million, respectively, which was related to the sale of Qi Imaging. As of December 31, 2021 and 2020, we had related party payables, net of related party receivables, and related party liabilities of $43.4 million and $35.3 million, respectively, which primarily relate to amounts owed to NantWorks pursuant to the Shared Services Agreement, amounts owed to NantOmics under the Second Amended Reseller Agreement and interest payable. The balance of the related party receivables and payables represent amounts paid by affiliates on behalf of the Company or vice versa.
Liquid Tumor Profiling Services Agreements
In March 2018, NantHealth Labs, a wholly-owned subsidiary of NantHealth, and ImmunityBio, Inc. (“ImmunityBio,” formerly NantKwest, Inc.), an affiliate, entered into agreements whereby NantHealth Labs is providing liquid tumor profiling services to ImmunityBio for clinical trials, on an annual, stand-ready, basis from the date of the first test of each participant, with revenues recognized ratably over time for the period of the stand-ready obligation. In June 2018, NantHealth Labs entered into similar agreements to provide liquid tumor profiling services to Altor BioScience (“Altor”), ImmunityBio, Inc. (“ImmunityBio,” formerly NantCell, Inc.), and NantBioScience, Inc. (“NantBio”), all affiliates of the Company. Our Chairman and Chief Executive Officer and principal stockholder, Dr. Patrick Soon-Shiong, has a controlling interest in ImmunityBio, Altor, and NantBio. Under these agreements, we did not record any revenue during the year ended December 31, 2021.
Related Party Promissory Notes
On January 4, 2016, we executed a note with Nant Capital LLC (the "NantCapital Note"), a personal investment vehicle for Dr. Patrick Soon-Shiong. The total advances made by Nant Capital, LLC ("NantCapital") to us pursuant to this note amounted to approximately $112.7 million. The note bears interest at a per annum rate of 5.0% compounded annually and computed on the basis of the actual number of days in the year. The unpaid principal and any accrued and unpaid interest on the NantCapital Note was due and payable on demand. NantCapital has the option, but not the obligation, to require us to repay any such amount in cash, Series A-2 units of NantOmics held by us (based on a per unit price of $1.484), shares of our common stock (with each share valued at $18.61255), or any combination of the foregoing at the sole discretion of NantCapital. On May 9, 2016, the NantCapital Note was amended and restated to provide that all outstanding principal and accrued and unpaid interest was due and payable on June 30, 2021, and not on demand. As of December 31, 2021, the total advances made by Nant Capital to us pursuant to the NantCapital Note was approximately $112.7 million.
On December 15, 2016, in connection with the offering of the convertible notes, we entered into a Second Amended and Restated Promissory Note (the "NantCapital 2022 Note"), which amends and restates the NantCapital Note, to, among other things, extend the maturity date of the NantCapital Note to June 15, 2022 and to subordinate the NantCapital Note in right of payment to the convertible notes. No other terms of the promissory note were changed. As of December 31, 2021, the total principal and interest outstanding on the note amounted to $150.9 million. The accrued and unpaid interest on the promissory note was $38.3 million at December 31, 2021. We can request additional advances subject to NantCapital’s approval. There are no other stated restrictions or maximum commitment for advances.
On January 22, 2016, we executed a demand promissory note in favor of NantOmics. The principal amount of the initial advance totaled $20.0 million. On March 8, 2016, NantOmics made a second advance to us for $20.0 million. Prior to converting into shares of our common stock as described below, the note bore interest at a per annum rate of 5.0%. In May and June of 2016, we executed amendments to the demand promissory note with NantOmics, which provided that all unpaid principal of each advance owed to NantOmics and any accrued and unpaid interest would convert automatically into shares of our common stock after pricing of our IPO and immediately after our conversion from a limited liability company to a corporation. On June 1, 2016, approximately $40.6 million of principal and accrued interest under the promissory note with NantOmics was converted into 2,899,297 shares of our common stock in connection with our IPO. We can request additional advances subject to NantOmics’ approval, and as of December 31, 2020, there was no outstanding balance on the promissory note. On April 26, 2021, in connection with the issuance of the 2021 Notes referred to below, the Company entered into an agreement with NantOmics which terminated its demand promissory note in favor of NantOmics, dated January 22, 2016, as amended during May and June of 2016.
On March 3, 2017, NantHealth Labs executed a promissory note with NantWorks. The principal amount of the advance made by NantWorks totaled $250 million as of December 31, 2021. On June 30, 2017, the promissory note was amended and restated to provide that all outstanding principal and accrued and unpaid interest is due on demand. The note bears interest at a per annum rate of 5.0%, compounded annually. As of December 31, 2021, the total interest outstanding on this note amounted to $0.07 million.
On August 8, 2018, we executed a promissory note in favor of NantCapital, with a maturity date of June 15, 2022. On December 31, 2020, we and NantCapital executed an agreement to amend and restate the original promissory note allowing us to request advances up a maximum commitment of $125.0 million that bears interest at a per annum rate of 5.50%, extended the maturity date to December 31, 2023, and created an option for the securitization of the debt under the promissory note upon full repayment of the Convertible Notes. Interest payments on outstanding amounts are due on December 15th of each calendar year. The promissory note is subordinated to the Convertible Notes. The promissory note includes customary negative covenants. No advances have currently been made under the note. At December 31, 2021, we were in compliance with the covenants. The promissory note, as amended and restated, is referred to below as the “NantCapital 2023 Note.”
On April 13, 2021, we and our wholly owned subsidiary, NaviNet (the “Guarantor”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Highbridge Capital Management, LLC and one of its affiliates (“Highbridge”) and Nant Capital, an entity affiliated with Dr. Soon-Shiong, the Company's Executive Chairman, to issue and sell $137.5 million in aggregate principal amount of our 4.5% convertible senior notes due 2026 (the “2021 Notes”) in a private placement pursuant to an exemption from the registration requirements of the Securities Act afforded by Section4(a)(2) of the Securities Act. The Note Purchase Agreement includes customary representations, warranties and covenants by us. Under the terms of the Note Purchase Agreement, we have agreed to indemnify the buyers against certain liabilities. The 2021 Notes were issued on April 27, 2021. The 2021 Notes will mature on April 15, 2026, unless earlier repurchased, redeemed or converted.
On April 13, 2021, we entered into a note purchase agreement with Nant Capital (the “Nant Capital Note Purchase Agreement”) to issue and sell $62.5 million in aggregate principal amount of the 2021 Notes. The accrued and unpaid interest on the 2021 Notes held by Nant Capital was $0.6 million as of December 31, 2021.
On April 13, 2021, we entered into a transaction with Highbridge to exchange $5.0 million of its $36.9 million in existing 5.5% convertible senior notes due 2021 (the “2016 Notes”) and with Cambridge Equities, L.P. ("Cambridge"), an entity affiliated with Dr. Soon-Shiong, to exchange $5.0 million of its

$10.0 million in existing 2016 Notes for shares of our common stock, par value $0.0001 (the “Common Stock”), pursuant to an exchange agreement dated as of April 13, 2021 (the “Exchange Agreement”).
On April 27, 2021, concurrent with the 2021 Notes issuance, the Company used the proceeds to prepay the remaining $31.9 million principal amount of the 2016 Notes held by Highbridge, including $0.6 million of accrued interest on such 2016 Notes.
On April 27, 2021, in connection with the issuance of the 2021 Notes, we entered into a Third Amended and Restated Promissory Note which amends and restates our promissory note, dated January 4, 2016, as amended on May 9, 2016, and on December 15, 2016, between us and Nant Capital, to, among other things, extend the maturity date of the promissory note to October 1, 2026 and to subordinate the promissory note in right of payment to the 2021 Notes.
On April 27, 2021, in connection with the issuance of the 2021 Notes, we entered into a Second Amended and Restated Promissory Note which amends and restates our promissory note, dated August 8, 2018, as amended on December 31, 2020, between us and Nant Capital, to, among other things, extend the maturity date of the promissory note to December 31, 2026 and to subordinate the Second Promissory Note in right of payment to the2021 Notes. No advances have been made under the promissory note. As of December 31, 2021, we were in compliance with the covenants.
Related Party Share-based Payments
On December 21, 2020, ImmunityBio, NantCell, and Nectarine Merger Sub, Inc., a wholly owned subsidiary of ImmunityBio, entered into an Agreement and Plan of Merger, which was completed on March 9, 2021 (the "Merger"). The newly merged entity is majority owned by entities controlled by Dr. Soon-Shiong, our Chairman and Chief Executive Officer and principal stockholder. On March 4, 2021, prior to the Merger, NantCell awarded restricted stock units to its employees and employees, including certain NantHealth employees of Immunity Bio, which vest over defined service periods, subject to completion of a liquidity event. At the effective time of the Merger on March 9, 2021, the performance condition was met and each share of common stock of NantCell that was issued and outstanding immediately prior to the Merger was automatically converted into the right to receive as consideration newly issued common shares of ImmunityBio. The Company accounts for these awards as compensation cost at its estimated fair value over the vesting period with a corresponding credit to equity to reflect a capital contribution from, or on behalf of, the common controlling entity, to the extent that those services provided by its employees associated with these awards benefit NantHealth. The fair value is dependent on management's estimate of the benefit to NantHealth. The higher the estimate of benefit to the Company, the higher the fair value of compensation cost. The compensation cost attributed to NantHealth associated with these awards was $135,000 for the year ended December 31, 2021.
Cambridge Purchase Agreement
On December 15, 2016, we entered into a purchase agreement (the "Cambridge Purchase Agreement") with Cambridge Equities, L.P., an entity affiliated with our Chairman and CEO Dr. Patrick Soon-Shiong ("Cambridge"), to issue and sell $10.0 million in aggregate principal amount of Senior Convertible Notes in a private placement pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Cambridge Purchase Agreement includes customary representations, warranties and covenants by us and customary closing conditions. On April 13, 2021, Cambridge agreed to exchange $5.0 million of its $10.0 million in Senior Convertible Notes for shares of the Company’s common stock, par value $0.0001, as further described under the heading “Financing with Highbridge Capital Management and Nant Capital” below. On December 15, 2021, we paid the remaining $5.0 million principal and accrued interest of $0.1 million.
Assignment of The OpenNMS Group, Inc.
On July 22, 2020, we entered into an assignment agreement (the “Assignment Agreement”) with Cambridge to acquire approximately 91% of The OpenNMS Group, Inc. (“OpenNMS”) for $5.6 million in cash. Contemporaneously with the closing of the Assignment Agreement, OpenNMS issued call options to the Company consisting of, when exercised, cash payment of $0.3 million and issuance of

56,769 shares of our common stock in exchange for the 9% of the shares of OpenNMS common stock held by the remaining shareholders. These call options expired unexercised on September 30, 2020.
In August 2021, the Company purchased the remaining 9%, or 241,485 shares of outstanding OpenNMS common stock held by the remaining shareholders, for $0.6 million in cash. As of August 24, 2021, the Company owns 100% of the outstanding common stock of OpenNMS.
As we and Cambridge are controlled by our Chairman and CEO Dr. Patrick Soon-Shiong, the acquisition was treated as a transaction between entities under common control. We recognized the assets and liabilities transferred under the Assignment Agreement at their carrying amounts on July 22, 2020 based on Cambridge's historical cost, including the effects of purchase accounting from the November 1, 2019 acquisition of OpenNMS by Cambridge. The transaction did not cause a material change in the reporting entity, and we have not retrospectively adjusted its previously issued financial statements. The consolidation of OpenNMS at July 22, 2020 increased our revenue and net loss by $0.8 million and $1.3 million, respectively, during the year ended December 31, 2020.
Financing with Highbridge Capital Management and Nant Capital
Equitization and Exchange Agreement
On April 13, 2021, NantHealth entered into a transaction with Highbridge to exchange $5.0 million of its $36.9 million in existing convertible notes (the “Existing Highbridge Notes”) and with Cambridge to exchange $5.0 million of its $10.0 million in existing convertible notes (the “Existing Cambridge Notes”) for shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), pursuant to an exchange agreement dated as of April 13, 2021 (the “Exchange Agreement”).
Note Purchase Agreement
On April 13, 2021, NantHealth entered into a note purchase agreement (the “Purchase Agreement”) with NaviNet (the “Guarantor”) and certain buyers, including Highbridge and Nant Capital, to issue and sell $137.5 million in aggregate principal amount of its 4.50% convertible senior notes due 2026 (the “Convertible Notes”) in a private placement pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the buyers against certain liabilities.
Amended and Restated Promissory Notes
    On April 27, 2021, in connection with the issuance of the Convertible Notes, we entered into a Third Amended and Restated Promissory Note, which amends and restates the NantCapital 2022 Note (as so amended, the “First Promissory Note”), to, among other things, extend the maturity date of the NantCapital 2022 Note and to subordinate the NantCapital 2022 Note in right of payment to the Convertible Notes.
On April 27, 2021, in connection with the issuance of the Convertible Notes, we entered into a second Amended and Restated Promissory Note, which amends and restates the NantCapital 2023 Note (as so amended, the “Second Promissory Note”, together with the First Promissory Note, the “Promissory Notes”), to, among other things, extend the maturity date of the Second Promissory Note and to subordinate the Second Promissory Note in right of payment to the Convertible Notes.
Indenture
On April 27, 2021, we entered into an indenture (the “Indenture”) by and among us, the Guarantor and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which we issued the Convertible Notes. The Convertible Notes will bear interest at a rate of 4.50% per year, payable semi-

annually on April 15 and October 15 of each year, beginning on October 15, 2021. The Convertible Notes will mature on April 15, 2026, unless earlier repurchased, redeemed or converted.
The Convertible Notes are the Company’s general unsecured obligations and are initially guaranteed on a senior unsecured basis by the Guarantor.
The initial conversion rate of the Convertible Notes is 259.8753 shares of common stock per $1,000 of principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $3.85 per share). The conversion rate will be subject to adjustment upon the occurrence of certain specified events in accordance with the terms of the Indenture but will not be adjusted for accrued and unpaid interest.
Holders of the Convertible Notes may convert all or a portion of their Convertible Notes, in multiples of $1,000 principal amount, at any time prior to the close of business on the business day immediately preceding the maturity date. Upon conversion, the Convertible Notes will be settled in cash, shares of our common stock or any combination thereof at our option.
We may not redeem the Convertible Notes prior to April 20, 2024. We may redeem for cash all or any portion of the Convertible Notes, at its option, on or after April 20, 2024, if the last reported sale price of the common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including, the trading day immediately preceding the date on which we provide notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus any accrued and unpaid special interest to, but excluding, the redemption date. No sinking fund is provided for the Convertible Notes, which means that we are not required to redeem or retire the Convertible Notes periodically.
Upon the occurrence of a fundamental change (as defined in the Indenture), holders may require us to purchase all or a portion of the Convertible Notes in principal amounts of $1,000 or an integral multiple thereof, for cash at a price equal to 100% of the principal amount of the Convertible Notes to be purchased plus any accrued and unpaid interest to, but excluding, the fundamental change purchase date.
For so long as at least $25 million principal amount of the Convertible Notes are outstanding, the Indenture restricts us or any of our subsidiaries from creating, assuming or incurring any indebtedness owing to any of the our affiliates (other than intercompany indebtedness between us and our subsidiaries and other than any of our 5.50% Convertible Senior Notes due 2021 (the “2021 Notes”) or the Convertible Notes held by the Company’s affiliates), or prepaying any such indebtedness, subject to certain exceptions, unless certain conditions described in the Indenture have been satisfied.
The Convertible Notes are subject to certain events considered “events of default” as described in the Indenture, which may result in the acceleration of the maturity of the Convertible Notes.
    Repurchase Offer
In connection with the issuance of the Convertible Notes and the Promissory Notes, on April 27, 2021, we provided a notice of fundamental change (as defined in the 2021 Notes) and an offer to repurchase all of our outstanding 2021 Notes. Any 2021 Notes properly tendered pursuant to such offer to purchase shall be purchased on May 25, 2021 (the “Repurchase Date”) at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the Repurchase Date
Related Party Transactions Policy
In connection with our IPO, we adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, approval and oversight of “related person transactions.”

For purposes of our policy only, a “related party transaction” is a past, present or future transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. Various transactions are not covered by this policy, including transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person, equity and debt financing transactions with a related person that are approved by our audit committee, and other transactions not otherwise required to be disclosed under Item 404 of Regulation S-K. A “related person,” as determined since the beginning of our last fiscal year, is any executive officer, director or nominee to become director, a holder of more than 5% of our common stock, including any immediate family members of such persons. Any related person transaction may only be consummated if approved by our audit committee in accordance with the policy guidelines set forth below.
Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related party transaction to our audit committee for review and approval during its first regularly scheduled committee meeting. In considering related person transactions, our audit committee takes into account the relevant available facts and circumstances including, but not limited to whether the terms of such transaction are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval process.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of April 18, 2022 by:
•each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;
•each of our NEOs;
•each of our current directors and director nominees; and
•all of our executive officers and directors as a group.
The percentage ownership information shown in the table is based on an aggregate of 115,550,244 shares of our common stock outstanding as of April 18, 2022.
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options, warrants, and the vesting of restricted stock units that are either immediately exercisable or exercisable or issuable on or before June 17, 2022, which is 60 days after April 18, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, and restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o NantHealth, Inc., 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
NantWorks, LLC (1)	66,802,600	57.8%
NHealth Holdings, Inc. and affiliates (2)	17,857,144	15.5%
Directors and Named Executive Officers:
Patrick Soon-Shiong, M.D., FRCS (C), FACS (1)	66,802,600	57.8%
Bob Petrou (3)	537,500	*
Ron Louks (4)	761,519	*
Michael S. Sitrick (5)	650,688	*
Kirk K. Calhoun (5)	650,688	*
Michael Blaszyk (5)	650,688	*
Deanna Wise (6)	159,853	*
All current directors and executive officers as a group (7 persons)	70,213,536	60.8%

*    Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)    Includes (i) 62,214,114 shares of our common stock held by NantWorks, LLC; (ii) 2,899,297 shares of our common stock held by NantOmics, LLC; and (iii) 2,899,297 shares of our common stock held by Cambridge Equities, LP. NantWorks, LLC is the largest member of NantOmics, LLC, holding approximately 84% of the outstanding equity and approximately 99% of the outstanding voting equity. Our Chairman and Chief Executive Officer, Dr. Patrick Soon-Shiong, is the controlling member of NantWorks, LLC with voting and dispositive power over the shares of our common stock that are owned by NantWorks, LLC. The address of NantWorks, LLC is 9920 Jefferson Boulevard, Culver City, California 90232. Our Chairman and Chief Executive Officer, Dr. Patrick Soon-Shiong, indirectly owns all of the equity interests in NantWorks, LLC and Cambridge Equities, LP.
(2)    Based on a Schedule 13G filed with the SEC by individuals or entities affiliated with Kuwait Investment Authority, acting for and on behalf of the Government of the State of Kuwait on February 14, 2017. Consists of 7,142,859 shares held by NHealth Holdings, Inc. and 10,714,285 shares held by Kuwait Investment Office. The sole shareholder of NHealth Holdings, Inc. is the Kuwait Investment Authority, acting for and on behalf of the Government of the State of Kuwait, which holds of common stock. Kuwait Investment Office is the London Office of the Kuwait Investment Authority, acting for and on behalf of the Government of the State of Kuwait. The address of NHealth Holdings, Inc. is 1209 Orange Street, Wilmington, Delaware 19801; the address for the Kuwait Investment Authority is Ministries Complex, Block 3, Safat, Kuwait 13001; and the address for Kuwait Investment Office is 15 Carter Lane, London, United Kingdom, EC4V 5EY.
(3)    Consists of 537,500 shares of options exercisable.
(4)    Consists of 225,857 shares of common stock and 535,662 shares of options exercisable.
(5) Consists of 148,780 shares of common stock and 501,908 shares of options exercisable.
(6) Consists of 59,853 shares of common stock and 100,000 shares of options exercisable.

OTHER MATTERS
Fiscal Year 2021 Annual Report
Our financial statements for our fiscal year ended December 31, 2021 are included in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2022 (our “Annual Report”), which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on our website, www.nanthealth.com, under the investors tab and at the website of the SEC, at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to NantHealth, Inc., 3000 RDU Center Drive, Suite 200, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
Company Website
We maintain a website at www.nanthealth.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
Availability of Bylaws
A copy of our bylaws may be obtained by accessing NantHealth’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern time) on December 30, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before our 2023 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2023 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:
•not earlier than February 13, 2023, and
•not later than March 15, 2023.
In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the annual meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following 2 dates:
•the 90th day prior to such annual meeting, or
•the 10th day following the day on which public announcement of the date of such meeting is first made.
To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in our bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:
NantHealth, Inc.
Attention: Corporate Secretary
3000 RDU Center Drive, Suite 200
Morrisville, North Carolina 27560
Tel: (855) 949-6268
For information on how to access our bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to our Board of Directors.”

*    *    *
We know of no other matters to be submitted at the 2022 annual meeting of stockholders. If any other matters properly come before the 2022 annual meeting of stockholders, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the 2022 annual meeting of stockholders, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS

Morrisville, North Carolina
April 27, 2022

APPENDIX A
NantHealth, Inc. 2016 Equity Incentive Plan

NANTHEALTH, INC.
2016 EQUITY INCENTIVE PLAN
(As Amended and Restated [June 9, 2022])
1.Purposes of the Plan. The purposes of this Plan are:

•to attract and retain the best available personnel for positions of substantial responsibility,

•to provide additional incentive to Employees, Directors and Consultants, and

•to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means NantHealth, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this 2016 Equity Incentive Plan.

(ee) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 27,800,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, if any, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Limitations. Subject to the provisions of Section 14 of the Plan, no Outside Director may be granted, in any Fiscal Year, Awards covering more than 1,000,000 Shares.

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any

Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limit in Section 11 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the

Registration Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

NantHealth

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/NH**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-829-4985**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/NH

NantHealth, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 18, 2022

TIME: Thursday, June 9, 2022 1:00 PM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/NH for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Patrick Soon-Shiong, Bob Petrou, and Brandon Villery (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NantHealth, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

NantHealth, Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 5
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors					
		FOR		WITHHOLD		
	1.01 Patrick Soon-Shiong, M.D.	☐		☐		FOR
	1.02 Kirk K. Calhoun	☐		☐		FOR
	1.03 Michael Blaszyk	☐		☐		FOR
	1.04 Deanna Wise	☐		☐		FOR
		FOR	AGAINST	ABSTAIN		
2.	Amend the 2016 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares	☐	☐	☐		FOR
3.	Approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as presented in the proxy statement ("Say-on-Pay")	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	Approve, on an advisory (non-binding) basis, the frequency at which the Say-on-Pay vote will be held (on an advisory (non-binding) basis), at future annual meetings of stockholders	☐	☐	☐	☐	3 YEARS
		FOR	AGAINST	ABSTAIN		
5.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022	☐	☐	☐		FOR
6.	Transact other business that may properly come before the annual meeting					

You must register to attend the meeting online and/or participate at www.proxydocs.com/NH

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____ Date ____ Signature (if held jointly) ____ Date ____